Exhibit 10.3

FORM OF

AMENDMENT

TO

STOCKHOLDERS AGREEMENT

          AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of July     , 2003 (the “Amendment”), by and among Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the “Company”) and Endo Pharma LLC, a Delaware limited liability company (“Endo LLC,” and, together with the Company, the “Parties”).

          WHEREAS, the Parties have entered into that certain Registration Rights Agreement, dated July 17, 2000 (the “Registration Rights Agreement”);

          WHEREAS, the Company has filed a registration statement under the Securities Act of 1933, as amended, in connection with a public offering of its common stock in which certain of the Amending Stockholders may elect to participate as selling stockholders;

          WHEREAS, the Parties desire to amend the Registration Rights Agreement pursuant to Section 9.5 thereof, to clarify the scope of certain rights granted thereunder in connection with Endo Pharma LLC’s sales of the Company’s common stock; and

          WHEREAS, the Amending Stockholders beneficially own, in the aggregate, a majority of the shares of the Company’s common stock owned by all “Management Stockholders,” as such term is defined in the Stockholders Agreement, as of the date hereof; and

          WHEREAS, all capitalized terms used in this Amendment, and not otherwise defined herein, shall have the meanings assigned to them in the Stockholders Agreement.

          NOW THEREFORE, in consideration of the mutual promises and obligations of the Parties, the Parties, by this Amendment, hereby amend the Stockholders Agreement as follows:

          1. Section 5.4 of the Stockholders Agreement shall hereafter read in full as follows:

”     5.4     Tag-Along and Drag-Along Rights.

          (a)     Tag Along Rights. Endo LLC shall not, in any one transaction or any series of similar transactions not effected through a broker or over a national securities exchange, Transfer more than 25% of the shares of Common Stock it owns as of the date of the Merger, except pursuant to Section 5.4(b) hereof, or except in connection with an underwritten public offering of the Company’s securities or any other capital markets transaction, to any third party or parties unaffiliated with Endo LLC (a “Third Party”), unless the Management Stockholders (collectively, the “Offerees”), are offered the right, at the option of each Offeree, to include in such Transfer to the Third Party such number of shares of Common Stock then owned by each such Offeree, as determined in accordance with this Section 5.4(a). If Endo LLC receives from a Third Party a bona fide offer or offers to Transfer which it intends to accept, or proposes to Transfer to a Third Party, shares of its Common Stock, Endo LLC shall provide written notice (the “Tag-Along Notice”) to each of the Offerees, setting forth the consideration per share to be paid by such Third Party and the other material terms and conditions of such transaction. The Tag-Along Notice shall offer the Offerees the opportunity to participate in the proposed Transfer of shares to the Third Party according to the terms and conditions of this Section 5.4(a) and for the same type of consideration and for an amount of consideration per share not less than that offered to Endo LLC by the Third Party. At any time within 20 days after its receipt of the Tag-Along Notice, each of the Offerees may irrevocably accept the offer included in the Tag-Along Notice for up to such number of shares of Common Stock as is determined in accordance with the provisions of this Section 5.4(a) by furnishing written notice of such acceptance to Endo LLC. Promptly following such acceptance by an Offeree, each such Offeree shall deliver to Endo LLC the certificate or certificates representing the shares of Common Stock to be Transferred pursuant to such offer by such Offeree, together with a limited power-of-attorney authorizing Endo LLC to sell or otherwise dispose of such shares of Common Stock pursuant to the proposed Transfer to the Third Party.

     Each Offeree shall have the right to participate in the proposed Transfer to the Third Party by Transferring in connection therewith shares of Common Stock equal to the product of (x) the total number of shares to be acquired by the Third Party, times (y) a fraction, the numerator of which shall be the total number of shares of Common Stock then owned by such Offeree, and the denominator of which shall be the number of shares of Common Stock then owned by Endo LLC plus the total number of shares of Common Stock then owned by the Offerees. The maximum number of shares of Common Stock that may be Transferred by each Offeree to the Third Party in accordance with this Section 5.4(a) shall be the total number of shares of Common Stock then owned by such Offeree.

     If within 20 days after the receipt of the Tag-Along Notice, any Offeree has not accepted the offer contained in the Tag-Along Notice, such Offeree will be deemed to have waived any and all rights with respect to, or to participate in, the Transfer of Common Stock described in the Tag-Along Notice and Endo LLC shall have 45 days in which to Transfer not more than the amount of Common Stock described in the Tag-Along Notice, for an amount and type of consideration per share not materially more favorable to Endo LLC than was set forth in the Tag-Along Notice. If, at the end of 65 days following the receipt of the Tag-Along Notice, Endo LLC has not completed the Transfer of Common Stock of Endo LLC and Common Stock of any Offeree, Endo LLC shall return to such Offeree all certificates representing shares of Common Stock which such Offeree delivered for Transfer pursuant to this Section 6.4(a), and all the restrictions on sale or other disposition contained in this Agreement with respect to Common Stock then or thereafter owned by the Offeree shall again be in effect.

     As promptly as practicable (but in no event later than 5 days) after the consummation of the Transfer of Common Stock of Endo LLC and Common Stock of the Offerees to the Third Party in accordance with this Section 5.4(a), Endo LLC shall notify the Offerees thereof, shall remit to each of the Offerees the total consideration in respect of the shares of Common Stock of such Offeree which were so Transferred, and shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by the Offerees.

          (b)     Drag-Along Rights. If Endo LLC shall propose to Transfer at least 60% of all shares of Common Stock then owned by Endo LLC to a Third Party, then (in addition to the rights of the Management Stockholders to participate in such Transfer pursuant to Section 5.4(a) hereof) Endo LLC may, at its option, require the Management Stockholders (collectively, the “Remaining Holders”), include in such Transfer to the Third Party such number of shares of Common Stock then owned by such Remaining Holder, as determined in accordance with this Section 5.4(b).

          Endo LLC shall send written notice (the “Drag-Along Notice”) of the exercise of its rights pursuant to this Section 5.4(b) to each of the Remaining Holders, setting forth the consideration per share to be paid by the Third Party and the other material terms and conditions of such transaction. The Drag-Along Notice shall state that the Remaining Holders shall be required to participate in the proposed Transfer of shares of Common Stock to the Third Party according to the terms and conditions of this Section 5.4(b) and for the same type of consideration and for an amount of consideration per share not less than that offered to Endo LLC by the Third Party. Within 15 days following the receipt of the Drag-Along Notice, each of the Remaining Holders shall deliver to a representative of Endo LLC designated in the Drag-Along Notice certificates representing all shares of Common Stock held by such Remaining Holder, duly endorsed, together with all other documents required to be executed in connection with such transaction. In the event that any Remaining Holder should fail to deliver such certificates to Endo LLC, the Company shall cause the books and records of the Company to show that such shares are bound by the provisions of this Section 5.4(b) and that such shares may be Transferred only to the Third Party.

          Each Remaining Holder shall be required to participate in the proposed Transfer to the Third Party by Transferring in connection therewith shares of Common Stock equal to the product of (x) the total number of shares to be acquired by the Third Party, times (y) a fraction, the numerator of which shall be the total number of shares of Common Stock then owned by such Remaining Holder, and the denominator of which shall be the total number of shares of Common Stock then owned by Endo LLC plus the total number of shares of Common Stock then owned by the Remaining Holders. The maximum number of shares of Common Stock that may be Transferred by each Remaining Holder to the Third Party in accordance with this Section 5.4(b) shall be the total number of shares of Common Stock then owned by such Remaining Holder.

     If, within 120 days after Endo LLC gave the Drag-Along Notice, it shall not have completed the Transfer of all the shares of Common Stock of the Remaining

Holders in accordance with this Section 5.4(b), Endo LLC shall return to each of the Remaining Holders all certificates representing shares of Common Stock that such Remaining Holder delivered for Transfer pursuant hereto and that were not purchased pursuant to this Section 5.4(b).

          Promptly (but in no event later than 5 days) after the consummation of the Transfer of Common Stock of Endo LLC and Remaining Holders pursuant to this Section 5.4(b), Endo LLC shall give notice thereof to the Remaining Holders, shall remit to each of the Remaining Holders the total consideration in respect of the shares of Common Stock of such Remaining Holder which were so transferred, and shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by such Remaining Holders.

          2. Section 6.1 of the Stockholders Agreement shall hereafter read in full as follows:

”               6.1     Incidental Registration. If Endo LLC, pursuant to that certain registration rights agreement, dated as of July 17, 2000, by and between the Company and Endo LLC (the “Endo LLC Registration Rights Agreement”), demands that the Company register any of its shares of Common Stock or any other of its common equity securities (collectively, “Other Securities”) under the Act for sale for cash to the public under the Act, then Endo LLC will at such time give prompt written notice to each Management Stockholder or any of their respective Permitted Transferees (each, a “Holder”) of its intention to do so and of the rights of such Holder under this Section 6.1, at least 20 days prior to the Company’s anticipated filing date of the registration statement relating to such demand registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of shares of Common Stock as such Holder may request, in accordance with this Section 6.1. Upon the written request of a Holder made within 10 days after the receipt of Endo LLC’s notice (which request shall specify the number of shares of Common Stock intended to be disposed of and the intended method of disposition thereof), Endo LLC will use its best efforts to cause the Company to effect, in connection with the registration of the Other Securities, the registration under the Act of all shares of Common Stock which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods of disposition) of such shares of Common Stock so requested to be registered, provided that:

               (a)     if, at any time after Endo LLC has given such written notice of the Company’s intention to register any Other Securities pursuant to a demand by Endo LLC and prior to the effective date of the registration statement filed in connection with such demand registration, Endo LLC shall determine for any reason not to demand such registration, Endo LLC shall give written notice of such determination to the Holders, and thereupon the Company shall be relieved of its obligation to register the shares of Common Stock requested to be registered in connection with the demand registration of such Other Securities;

               (b)     if the registration referred to in the first sentence of Section 6.1(a) hereof is to be an underwritten registration on behalf of the Company, and the managing underwriter(s) advises the Company in writing that, in such firm’s opinion, such offering would be materially and adversely affected by the inclusion therein of any of the Common Stock requested to be included therein, the Company shall include in such registration: (i) first, all securities for which Endo LLC has demanded registration (“Endo LLC Securities”), (ii) second, up to the full number of shares of Common Stock requested to be included in such registration by the Management Stockholders and the “Employee Stockholders” (as such term is defined in that certain Amended and Restated Employee Stockholders Agreement, dated as of July 14, 2000, by and among the Company, Kelso, Endo LLC and the Employee Stockholders), which, in the good faith opinion of such firm, can be sold without so materially and adversely affecting such offering (and, if less than the full number of such shares of Common Stock, allocated pro rata among the Management Stockholders and the Employee Stockholders on the basis of the total number of shares of Common Stock requested to be included therein by the Management Stockholders and the Employee Stockholders); provided, however, that with respect to the Management Stockholders, if the underwriter in connection with such registration determines that such offering would be materially and adversely affected by the inclusion of Common Stock owned by the Management Stockholders for reasons including, but not limited to, the status of the owners of such securities as Management Stockholders such underwriter may in its sole discretion exclude all or, in such manner as either in its sole discretion deems appropriate, the Common Stock owned by Management Stockholders from such offering, and (iii) third, an amount of other securities, if any, requested to be included therein in excess of the number or dollar amount of Company Securities and Common Stock of the Holders which, in the opinion of such firm, can be so sold without materially and adversely affecting such offering (allocated among the holders of such other securities in such proportions as such holders and the Company may agree); and

               (c)     no registration of Common Stock effected under this Section 6.1 shall relieve the Company of its obligation to effect a registration of shares of Common Stock pursuant to the Endo LLC Registration Rights Agreement.”

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FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first written above.

ENDO PHARMACEUTICALS HOLDINGS INC.

By:

Name: Title:

KELSO INVESTMENT ASSOCIATES V, L.P.

By: Kelso Partners V, L.P., General Partner

By:

Name: Title:

ENDO PHARMA LLC

By:

Name: Title:

AMENDING STOCKHOLDER

By:

Name: Title:

Exhibit A

Amending Stockholders

Carol A. Ammon
Jeffrey R. Black
Mariann T. McDonald
David A.H. Lee
Caroline B. Manogue
Peter A. Lankau

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